Vanguard Equity Income Fund

Supplement Dated February 26, 2021, to the Prospectus and Summary Prospectus Dated January 31, 2021

Important Changes to Vanguard Equity Income Fund

Effective immediately, Sharon Hill will be added as a co-portfolio manager of Vanguard's portion of Vanguard Equity Income Fund (the Fund). James P. Stetler will retire from Vanguard in July 2021 and will no longer serve as a co-portfolio manager for Vanguard's portion of the Fund. The Fund's investment objective, strategies, and policies remain unchanged.

Prospectus and Summary Prospectus Text Changes

The following is added under the heading "Investment Advisors" in the Fund Summary section:

Sharon Hill, Ph.D., Senior Portfolio Manager and head of the Alpha Equity Global and Income Investment team within Vanguard's Quantitative Equity Group. She has co-managed a portion of the Fund since February 2021.

Prospectus Text Changes

The following is added under the heading "Investment Advisors" in the More on the Fund section:

Sharon Hill, Ph.D., Senior Portfolio Manager and head of the Alpha Equity Global and Income Investment team within Vanguard's Quantitative Equity Group. She has been with Vanguard since August 2019, has worked in investment management since 2000, has managed investment portfolios since 2009, and has co-managed a portion of the Fund since February 2021. Education: B.S., City University of New York at Brooklyn College; M.S. and Ph.D., University

of Connecticut.

© 2021 The Vanguard Group, Inc. All rights reserved.	PS 065A 022021
Vanguard Marketing Corporation, Distributor.

Vanguard Fenway Funds

Supplement Dated February 26, 2021, to the Statement of Additional Information Dated January 31, 2021

Important Changes to Vanguard Equity Income Fund

Effective immediately, Sharon Hill will be added as a co-portfolio manager of Vanguard's portion of Vanguard Equity Income Fund (the Fund). James P. Stetler will retire from Vanguard in July 2021 and will no longer serve as a co-portfolio manager for Vanguard's portion of the Fund. The Fund's investment objective, strategies, and policies remain unchanged.

Statement of Additional Information Text Changes

In the Investment Advisory and Other Services section, the following text and table are added under the sub-heading "1. Other Accounts Managed" on page B-38:

					Total assets in
				No. of accounts with	accounts with
		No. of		performance-based	performance-based
Portfolio Manager		accounts	Total assets	fees	fees
Sharon Hill1	Registered investment companies	2	$36B2	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	2	$67.4M3	0	$0

1 Ms. Hill began co-managing a portion of the Fund on February 26, 2021.

2 Information provided as of October 31, 2020, and includes Vanguard Equity Income Fund, which held assets of $34.6 billion as of October 31, 2020. 3 Information provided as of October 31, 2020.

Within the same section, the following is added under the sub-heading "4. Ownership of Securities" on page B-39: As of October 31, 2020, Ms. Hill did not own shares of Vanguard Equity Income Fund.

© 2021 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

SAI 065A 022021